SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

                             -----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 27, 2001

                         VECTREN UTILITY HOLDINGS, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     INDIANA

                 (State or Other Jurisdiction of Incorporation)

        001-16739                                    35-2104850
(Commission File Number)                  (IRS Employer Identification No.)


                              20 N.W. Fourth Street
                            Evansville, Indiana 47741
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (812) 491-4000




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Item 5.   Other Events.

          Vectren Utility Holdings, Inc. hereby files an Underwriting Agreement, dated November 27, 2001, attached hereto as Exhibit 1 and incorporated herein by reference, in connection with the Vectren Utility Holdings, Inc. issuance of $250,000,000 aggregate principal amount of its senior debt securities (the "Debt Securities").

          Vectren Utility Holdings, Inc. hereby files the form of Second Supplemental Indenture (including the Form of Note), attached hereto as Exhibit 4.1, and incorporated herein by reference, in connection with the issuance by Vectren Utility Holdings, Inc. of $250,000,000 aggregate principal amount of its 6 5/8% Senior Notes due December 1, 2011.



Item 7.   Financial Statements and Exhibits.

          The following exhibits are filed as part of this report:

          Exhibit 1 - Underwriting Agreement, dated November 27, 2001, among Vectren Utility Holdings, Inc., Indiana Gas Company, Inc., Southern Indiana Gas and Electric Company and Vectren Energy Delivery of Ohio, Inc.

          Exhibit 4.1 - Form of Second Supplemental Indenture, among Vectren Utility Holdings, Inc., Indiana Gas Company, Inc., Southern Indiana Gas and
Electric Company, Vectren Energy Delivery of Ohio, Inc. and U.S. Bank Trust National Association.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VECTREN UTILITY HOLDINGS, INC.
                                         (Registrant)


Dated: November 29, 2001                 By:/s/ M. Susan Hardwick
                                            ----------------------------------
                                            M. Susan Hardwick
                                            Vice President and Controller